UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2024

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 15, 2024, Merit Medical Systems, Inc. (“Merit”) entered into an indemnification agreement (the “Indemnification Agreement”) with Silvia M. Perez in connection with her election as a director of Merit.  The Indemnification Agreement is in substantially the same form as the indemnification agreements entered into between Merit and each of its existing directors and previously filed with the U.S. Securities and Exchange Commission.

In general, the Indemnification Agreement provides that Merit will indemnify Ms. Perez, to the fullest extent permitted by applicable law, against all expenses, and liabilities of any type whatsoever actually and reasonably incurred in connection with her service to, or at the request of, Merit. This indemnification is only available if she acted in good faith and in a manner she reasonably believed to be in or not opposed to the best interests of Merit, and with respect to any criminal action or proceeding, she had no reasonable cause to believe her conduct was unlawful.

In addition and subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by Ms. Perez in connection with any proceeding covered by the Indemnification Agreement. In order to obtain such advancement, she must provide Merit with an undertaking to repay all amounts if it is ultimately determined that she is not entitled to indemnification for such expenses.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which Ms. Perez may be entitled, including any rights arising under applicable law, Merit’s articles of incorporation and bylaws, any other agreement, a vote of shareholders or resolution of directors, or otherwise.

The foregoing summary is qualified in its entirety by reference to the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated in this Item 1.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

At Merit’s 2024 Annual Meeting of Shareholders (“Annual Meeting”) held on May 15, 2024, Merit’s shareholders approved an amendment to Merit’s 2018 Long-Term Incentive Plan (the “Incentive Plan”), to increase the number of authorized shares reserved for issuance under the Incentive Plan by 3,000,000 shares. A description of the Incentive Plan, the amendment and related matters is set forth in Merit’s definitive proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission on April 2, 2024 (the “Proxy Statement”) and is incorporated herein by reference. Merit’s Board of Directors (the “Board”) previously approved the amendment to the Incentive Plan, subject to receipt of shareholder approval at the Annual Meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024, Merit’s Board amended and restated Merit’s Third Amended and Restated Bylaws (as so amended and restated, the “Fourth Amended and Restated Bylaws”), effective immediately. The amendments delineate the rights and responsibilities of the roles of the Chief Executive Officer and President. Previously, Fred P. Lampropoulos was acting as both President and Chief Executive Officer; however, the Board appointed Joseph C. Wright as Merit’s President on May 15, 2024, and Mr. Lampropoulos resigned from that position. Mr. Lampropoulos continues to serve as Merit’s Chief Executive Officer. The amendments principally:

(i)	Revised Article II Section 2 to allow the Chief Executive Officer rather than the President to call special meetings of the shareholders;
(ii)	Revised Article III Section 4 to allow the Chief Executive Officer rather than the President to call special meetings of the Board;

(iii)	Revised Article IV Section 1 to provide that the officers of Merit shall include a Chief Executive Officer;
(iv)	Revised Article IV Section 5 to specify that the Chief Executive Officer rather than the President shall, among other things, generally supervise and control Merit’s business and affairs and preside at all meetings of the shareholders and the Board;
(v)	Added a new Section 6 to Article IV stating, among other things, that the President, subject to the direction and supervision of the Chief Executive Officer, shall (i) be responsible for Merit’s operational affairs; and (ii) assist the Chief Executive Officer and perform such duties as may be assigned by the Chief Executive Officer and that the President shall, at the request of the Chief Executive Officer, or in the absence, inability or refusal to act of the Chief Executive Officer, perform the duties of the Chief Executive Officer; and
(vi)	Revised Article IV Sections 7, 8 and 9 to specify that the Vice-President, Secretary, and Treasurer shall perform the duties assigned by the Chief Executive Officer rather than the President.

The foregoing summary is qualified in its entirety by reference to the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Merit’s shareholders voted on the following proposals:

(1)	Election of three nominees, each to serve as a director of Merit until the 2027 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;
(2)	Non-binding advisory proposal to approve the compensation of Merit’s named executive officers, otherwise known as a “say-on-pay” vote;
(3)	Approval of an amendment to increase the number of shares authorized for issuance under the Incentive Plan by 3,000,000 shares; and
(4)	Ratification of the appointment of Deloitte & Touche LLP as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

A total of 58,064,556 shares of Merit’s common stock were entitled to vote at the Annual Meeting as of March 18, 2024, the record date for the Annual Meeting, of which 53,684,559 shares were represented in person or by proxy at the Annual Meeting.

The voting results with respect to each of the proposals are discussed further below.

Proposal 1 - Election of Directors

The votes cast for or withheld for each director nominee were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Fred P. Lampropoulos	50,241,576	1,594,638	19,403	1,828,942
Stephen C. Evans	50,385,611	1,444,499	25,507	1,828,942
Silvia M. Perez	51,069,864	707,106	78,647	1,828,942

Accordingly, each of the three nominees listed above was elected to serve as a director of Merit until the 2027 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation

The results of the voting on a non-binding advisory proposal to approve the compensation of Merit’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
49,962,560	1,838,121	54,936	1,828,942

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of Merit’s named executive officers, as disclosed in the Proxy Statement.

Proposal 3 – Approval of an amendment to increase the number of shares authorized for issuance under the Incentive Plan by 3,000,000 shares

The results of the voting on the increase of the number of shares authorized under the Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
49,916,011	1,844,571	95,035	1,828,942

Accordingly, a majority of votes cast with respect to the amendment to increase the number of shares authorized under the Incentive Plan were “for” approval.

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

For	Against	Abstain	Broker Non-Votes
51,765,374	1,891,519	27,666	0

Accordingly, Merit’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

No other matters were submitted to a vote of shareholders at the Annual Meeting.

Item 8.01. Other Events.

On May 16, 2024, Merit issued a press release announcing the election of Ms. Perez as a Director.  A copy of that press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1	Fourth Amended and Restated Bylaws of Merit Medical Systems, Inc. dated May 16, 2024
10.1	Indemnification Agreement dated May 15, 2024 between Merit Medical Systems, Inc. and Silvia M. Perez
99.1	Press Release, dated May 16, 2024, entitled “Merit Medical Shareholders Elect Silvia M. Perez as New Director”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 21, 2024	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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